UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05723

Name of Fund:	BlackRock Emerging Markets Fund, Inc.

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Emerging Markets Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 10/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Emerging Markets Fund, Inc.

BlackRock Unconstrained Equity Fund

BlackRock Funds VII, Inc.

•   BlackRock Sustainable Emerging Markets Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2023	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, the Fund underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

In terms of countries, selection in China and India detracted most from relative performance during the reporting period. In sector terms, selection in consumer discretionary and utilities were the primary detractors. At the individual stock level, an overweight to Chinese energy company ENN Energy was the largest detractor from relative performance, as the gas distributor sold off due to weaker than expected growth in gas sales. A lack of exposure to Chinese online retailer Pinduoduo also detracted. The stock rallied after a positive shift in consumer sentiment led to a significant earnings beat.

In terms of countries, selection in Taiwan and Poland contributed most to relative performance during the reporting period. In sector terms, selection in communication services and healthcare were the primary contributors. At the individual stock level, an overweight to Taiwanese networking and communications solutions company Accton Technology Corp. (“Accton”) was the top contributor over the period. Accton reported strong results and excitement around its new artificial intelligence (“AI”) accelerator product pushed its stock higher. In addition, Accton was added to the TWSE Taiwan 50 Index. An overweight to Bank Polski also contributed to relative return after Polish election results signaled an improvement in troubled relations with the European Union, leading Polish stocks higher.

Describe recent portfolio activity.

During the period, the Fund initiated a position in Indian IT consulting company Infosys after the company announced a large five-year deal to provide an existing client with AI and automation services. The Fund added to Chinese e-commerce stock Alibaba Group Holding Ltd. after founder Jack Ma returned to China and the announcement of several spin-offs. The Fund trimmed holdings of Baidu Inc. after an analyst downgrade due to potential margin pressures and the recent United States ban on chip sales to China. The Fund exited its position in fast food stock Yum China Holdings Inc. in order to realize profits after strong performance.

The Fund’s cash position averaged approximately 6.0% over the six-month period and was 5.7% at period end. The cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight to Brazil and Indonesia, while being underweight to Taiwan and Saudi Arabia. In sector terms, the Fund was overweight in consumer staples and information technology, and underweight in materials and communication services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(5.03)%	10.54%	N/A	3.39%	N/A	2.48%	N/A
Investor A	(5.13)	10.26	4.48%	3.12	2.02%	2.14	1.59%
Investor C	(5.50)	9.44	8.44	2.35	2.35	1.50	1.50
Class K	(4.97)	10.59	N/A	3.44	N/A	2.51	N/A

MSCI Emerging Markets Index(c)	(4.78)	10.80	N/A	1.59	N/A	1.19	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets.

(c)	An index that captures large- and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023 (continued)	BlackRock Emerging Markets Fund, Inc.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 949.70	$ 4.22		$ 1,000.00	$ 1,020.81	$ 4.37		0.86%
Investor A	1,000.00	948.70	5.44		1,000.00	1,019.56	5.64		1.11
Investor C	1,000.00	945.00	9.09		1,000.00	1,015.79	9.43		1.86
Class K	1,000.00	950.30	3.97		1,000.00	1,021.06	4.12		0.81

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	5.9%

Samsung Electronics Co. Ltd.	5.9

Alibaba Group Holding Ltd.	4.3

Axis Bank Ltd.	2.1

HDFC Bank Ltd.	1.8

Tencent Holdings Ltd.	1.7

Banco Bradesco SA	1.5

B3 SA - Brasil Bolsa Balcao	1.5

Hapvida Participacoes e Investimentos SA	1.4

Wal-Mart de Mexico SAB de CV	1.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

China	22.0%

India	14.2

Taiwan	10.4

Brazil	9.5

South Korea	9.4

United States	8.9

Mexico	3.7

Indonesia	3.5

Thailand	3.0

Hong Kong	1.9

Hungary	1.5

Canada	1.5

Kazakhstan	1.2

South Africa	1.1

Philippines	1.1

Poland	1.0

Other#	8.0

Liabilities in Excess of Other Assets	(1.9)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023	BlackRock Unconstrained Equity Fund

Investment Objective

BlackRock Unconstrained Equity Fund’s (the “Fund”) investment objective is to seek to achieve long term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, the Fund underperformed its benchmark, the MSCI World Index.

What factors influenced performance?

Fund holdings exposed to the life sciences and biologics market were among the largest detractors, suffering from a severe destocking cycle, and included Masimo Corp., Spirax-Sarco Engineering plc, and Lonza Group AG. Exposure to LVMH Moët Hennessy Louis Vuitton also detracted. The company’s results have reflected signs of a slowdown in the U.S. and European consumer bases, and growth is likely to continue to slow in 2024. However, the long-term opportunity in its unique brand portfolio remains compelling.

Software companies held were among the leading contributors during the reporting period, including Cadence Design Systems Inc., Microsoft Corp., and Intuit Inc. These businesses have high switching costs and recurring revenues which make them more fundamentally resilient to macro concerns. Within healthcare, a position in Novo Nordisk A/S proved additive due to its leadership position in the obesity treatment market, which has created an extraordinary multi-year growth opportunity for the company.

Describe recent portfolio activity.

Portfolio changes are driven by stock-specific investment decisions. Typically, trades are made where the structural investment case changes or when competition for capital forces action. Environmental, governance and social factors risks are integrated into the investment research process at the stock level. There were no material changes in the portfolio over the six-month period.

Describe portfolio positioning at period end.

The Fund continues to pursue a long-only, concentrated approach with low anticipated turnover, designed to maximize returns from extraordinary businesses based on fundamental insights. The portfolio reflects the investment adviser’s bottom-up fundamental analysis of individual companies with a goal of having at least half of the Fund invested in businesses with resilient earnings and cash flows.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(4.55)%	20.45%	N/A	11.12%	N/A	7.95%	N/A
Investor A	(4.73)	20.07	13.76%	10.82	9.63%	7.65	7.07%
Investor C	(5.05)	19.12	18.12	9.93	9.93	6.98	6.98
Class R	(4.75)	19.83	N/A	10.45	N/A	7.25	N/A

MSCI World Index(c)	(1.59)	10.48	N/A	8.27	N/A	7.53	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities. The Fund’s total returns prior to March 1, 2022 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name BlackRock Long-Horizon Equity Fund.

(c)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

		Actual			Hypothetical 5% Return

	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 954.50	$ 4.74		$ 1,000.00	$ 1,020.29	$ 4.90		0.96%
Investor A	1,000.00	952.70	5.95		1,000.00	1,019.05	6.15		1.21

6	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023 (continued)	BlackRock Unconstrained Equity Fund

Expense Example (continued)

		Actual			Hypothetical 5% Return

	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Investor C	$ 1,000.00	$ 949.50	$ 9.62		$ 1,000.00	$ 1,015.27	$ 9.94		1.96%
Class R	1,000.00	952.50	7.18		1,000.00	1,017.78	7.42		1.46

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	9.9%

Novo Nordisk A/S, Class B	8.0

LVMH Moet Hennessy Louis Vuitton SE	7.5

ASML Holding NV	7.2

Cadence Design Systems, Inc.	7.2

Visa, Inc., Class A	4.7

Costco Wholesale Corp.	4.7

Ferrari NV	4.7

Mastercard, Inc., Class A	4.7

S&P Global, Inc.	4.6

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	71.9%

Denmark	8.2

France	7.4

Netherlands	7.2

Italy	4.7

United Kingdom	2.5

Other#	0.4

Liabilities in Excess of Other Assets	(2.3)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2023	BlackRock Sustainable Emerging Markets Equity Fund

Investment Objective

BlackRock Sustainable Emerging Markets Equity Fund’s (the “Fund”) investment objective is to seek to maximize total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, all of the Fund’s share classes underperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

In country terms, stock selection within China and India weighed most heavily on the Fund’s performance relative to the benchmark. From a sector perspective, stock picking within consumer discretionary and an underweight to energy hurt relative return.

In terms of individual holdings, Chinese lithium producer Ganfeng Lithium Company Ltd. was the top detractor as supply/demand dynamics in the market continued to be challenging. Shares of Korean electric battery maker Samsung SDI Co. Ltd. also lagged as the broader EV supply chain segment has been under selling pressure due to profit taking and higher concerns around higher interest rates. An underweight in Brazilian energy giant Petroleo Brasileiro SA also hurt relative performance as energy prices have stayed elevated.

In country terms, stock selection was most beneficial within Taiwan and Korea. From a sector perspective, underweights to communication services and industrials were the biggest contributors.

At the individual stock level, leading contributors included Taiwanese server company Accton Technology Corp. (“Accton”). Accton has positioned itself as an early adopter of artificial intelligence (“AI”) relative to its competitors, and its stock rallied on positive sentiment towards the AI theme. Shares of Brazilian healthcare provider Hapvida also outperformed, rebounding on the back of a significant earnings beat as healthcare spending normalized and the company’s margins benefited from an improvement in its medical loss ratio. Finally, the Fund’s position in Hungarian bank OTP Bank Group contributed with outperformance driven by improving net interest margins given the higher interest rate backdrop.

Describe recent portfolio activity.

The Fund reduced exposure to China over the reporting period on a cautious view of the market, exiting such companies as restaurant operator Yum China Holdings Inc., automation tools producer Shenzhen Inovance Technology Company Ltd., and medical device provider Shenzhen Mindray Bio-Medical Electronics Co. Ltd. At the same time, the Fund increased exposure to Alibaba Group Holding Ltd., as the valuation for the Chinese e-commerce giant appeared to have bottomed, presenting a more compelling risk/reward profile. By contrast, the Fund added exposure in India, most notably initiating positions in information technology services companies Infosys Limited and Cognizant Technology Solutions Corp. which were positioned to benefit as smaller and mid-sized companies across industries increasingly integrate remote work into their operating models. Exposure to Brazil was also increased, particularly to domestically oriented companies such as retailer Sendas Distribuidora SA and Banco Bradesco SA.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Market Index benchmark, the Fund ended the period overweight to the information technology and financials sectors, and underweight to the communication services and energy sectors. In country terms, the Fund’s biggest overweights were to Brazil, the United Arab Emirates and Kazakhstan, while the biggest underweights were to Saudi Arabia, China and Taiwan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023 (continued)	BlackRock Sustainable Emerging Markets Equity Fund

Performance

		Average Annual Total Returns(a)(b)

		1 Year		5 Years		10 Years

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(6.62)%	7.68%	N/A	1.71%	N/A	1.24%	N/A
Investor A	(6.66)	7.45	1.81%	1.46	0.38%	1.01	0.46%
Class K	(6.54)	7.74	N/A	1.75	N/A	1.27	N/A
Class R	(6.81)	7.20	N/A	1.10	N/A	0.60	N/A

MSCI Emerging Markets Index(c)	(4.78)	10.80	N/A	1.59	N/A	1.19	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of issuers located in countries with emerging markets and derivatives that have similar economic characteristics. The Fund’s total returns prior to October 31, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Pacific Fund, Inc. The Fund’s total returns for the period between October 31, 2017 and November 1, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name BlackRock Asian Dragon Fund Inc.

(c)	An index that captures large- and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 933.80	$ 4.18		$ 1,000.00	$ 1,020.81	$ 4.37		0.86%
Investor A	1,000.00	933.40	5.39		1,000.00	1,019.56	5.64		1.11
Class K	1,000.00	934.60	3.94		1,000.00	1,021.06	4.12		0.81
Class R	1,000.00	931.90	6.60		1,000.00	1,018.30	6.90		1.36

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2023 (continued)	BlackRock Sustainable Emerging Markets Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	8.0%

Samsung Electronics Co. Ltd.	6.2

Alibaba Group Holding Ltd.	4.6

HDFC Bank Ltd.	3.9

Hapvida Participacoes e Investimentos SA	2.5

Axis Bank Ltd.	2.5

Wal-Mart de Mexico SAB de CV	2.0

AIA Group Ltd.	1.9

China Mengniu Dairy Co. Ltd.	1.9

Grupo Financiero Banorte SAB de CV, Class O	1.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

China	22.1%

India	14.1

Taiwan	12.2

South Korea	10.9

Brazil	9.6

United States	4.7

South Africa	4.5

Mexico	3.8

Indonesia	3.5

Hong Kong	3.4

United Arab Emirates	3.1

Thailand	2.8

Kazakhstan	1.7

United Kingdom	1.5

Hungary	1.5

Russia	0.1

Other Assets Less Liabilities	0.5

(a)	Excludes short-term securities.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only in BlackRock Emerging Markets Fund, Inc. and BlackRock Sustainable Emerging Markets Equity Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Emerging Markets Fund, Inc. and BlackRock Sustainable Emerging Markets Equity Fund shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Emerging Markets Fund, Inc. and BlackRock Sustainable Emerging Markets Equity Fund Class K Shares would be substantially similar to the performances of the applicable Fund’s Institutional Shares because Class K Shares and Institutional Shares of each Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On October 28, 2021, BlackRock Sustainable Emerging Markets Equity Fund’s issued and outstanding Investor C Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares (available only in BlackRock Emerging Markets Fund, Inc. and BlackRock Unconstrained Equity Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares (available only in BlackRock Unconstrained Equity Fund and BlackRock Sustainable Emerging Markets Equity Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	11

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina — 0.3%
YPF SA, ADR (a)(b)	1,553,566	$15,426,910

Austria — 0.6%
Erste Group Bank AG	752,612	26,950,485

Brazil — 9.3%
Ambev SA	24,554,090	62,630,158
Ambev SA, ADR	7,551,534	19,105,381
Arezzo Industria e Comercio SA	858,356	9,940,875
B3 SA - Brasil Bolsa Balcao	30,562,097	67,286,017
Banco Bradesco SA, ADR	24,701,769	68,917,935
CCR SA	9,434,502	22,417,878
GRUPO DE MODA SOMA SA	10,312,403	10,820,174
Hapvida Participacoes e Investimentos SA (a)(c)	86,172,694	63,068,823
Lojas Renner SA	8,205,894	19,954,234
Pagseguro Digital Ltd., Class A (a)	3,536,795	24,969,773
Petroleo Brasileiro SA, ADR	1,497,728	22,465,920
Sendas Distribuidora S/A	15,730,088	34,132,427

		425,709,595

Canada — 1.5%
Barrick Gold Corp.	2,358,014	37,681,064
Eldorado Gold Corp. (a)	2,403,393	25,996,679
Eldorado Gold Corp. (a)(b)	318,402	3,441,926

		67,119,669

Chile — 0.2%
Banco de Chile	96,274,580	9,888,926

China — 22.0%
Alibaba Group Holding Ltd. (a)	18,984,700	195,448,870
Alibaba Group Holding Ltd., ADR (a)(b)	710,794	58,668,937
Baidu, Inc., ADR (a)	140,579	14,760,795
Baidu, Inc., Class A (a)	874,500	11,481,136
China Construction Bank Corp., Class H	78,578,000	44,440,409
China Mengniu Dairy Co. Ltd.	17,839,000	58,246,774
China Merchants Bank Co. Ltd., Class H	8,962,500	33,997,372
China Oilfield Services Ltd., Class A	7,952,739	16,917,587
China Oilfield Services Ltd., Class H	23,186,000	27,413,264
China Petroleum & Chemical Corp., Class H	74,352,000	38,026,417
Contemporary Amperex Technology Co. Ltd., Class A	538,047	13,616,768
ENN Energy Holdings Ltd.	2,469,200	18,704,540
Ganfeng Lithium Group Co. Ltd., Class H (c)	1,448,400	5,202,324
Haier Smart Home Co. Ltd., Class A	9,736,021	29,483,338
Haier Smart Home Co. Ltd., Class H	10,192,800	29,073,220
Kweichow Moutai Co. Ltd., Class A	203,999	46,826,229
NARI Technology Co. Ltd., Class A	8,955,934	27,560,143
NetEase, Inc., ADR	452,685	48,401,080
New Oriental Education & Technology Group, Inc. (a)	636,500	4,150,002
New Oriental Education & Technology Group, Inc., ADR (a)(b)	594,052	38,904,465
Satellite Chemical Co. Ltd., Class A (a)	9,979,085	22,104,926
Shenzhou International Group Holdings Ltd.	2,078,600	20,416,986
Sunny Optical Technology Group Co. Ltd.	3,561,400	29,837,149
Tencent Holdings Ltd.	2,123,500	78,588,039
Tencent Music Entertainment Group, ADR (a)	4,174,017	30,303,363
WuXi AppTec Co. Ltd., Class A	3,598,103	42,399,815
WuXi AppTec Co. Ltd., Class H (b)(c)	1,924,600	23,127,033

		1,008,100,981

Security	Shares	Value

Colombia — 0.2%
Ecopetrol SA, ADR	855,235	$10,100,325

Hong Kong — 1.9%
AIA Group Ltd.	3,940,400	34,217,657
China Gas Holdings Ltd.	19,495,600	17,526,667
Guangdong Investment Ltd.	38,008,000	25,935,962
Link REIT	2,032,000	9,325,131

		87,005,417

Hungary — 1.5%
MOL Hungarian Oil & Gas PLC	2,401,643	19,109,501
OTP Bank Nyrt	746,358	27,779,443
Wizz Air Holdings PLC (a)(c)	1,107,855	20,884,135

		67,773,079

India — 14.2%
Aditya Birla Capital Ltd. (a)	11,400,804	23,626,356
Axis Bank Ltd.	8,349,755	98,525,494
Bharat Electronics Ltd.	14,960,497	23,968,093
Cipla Ltd.	1,630,570	23,504,861
Crompton Greaves Consumer Electricals Ltd.	4,400,669	14,905,010
Godrej Consumer Products Ltd. (a)	3,916,070	46,660,092
Godrej Properties Ltd. (a)	656,976	13,109,831
HDFC Bank Ltd.	4,739,373	84,097,946
ICICI Prudential Life Insurance Co. Ltd. (c)	4,053,537	25,579,210
Infosys Ltd.	3,212,286	52,828,502
Infosys Ltd., ADR	2,236,553	36,724,200
InterGlobe Aviation Ltd. (a)(c)	120,475	3,550,709
Larsen & Toubro Ltd.	720,122	25,341,731
Marico Ltd.	2,244,513	14,463,267
Maruti Suzuki India Ltd.	413,157	51,593,644
Oil & Natural Gas Corp. Ltd.	1,668,080	3,729,495
PB Fintech Ltd. (a)	1,237,061	10,409,345
Reliance Industries Ltd.	2,272,972	62,501,679
SBI Cards & Payment Services Ltd.	2,405,268	21,554,460
UltraTech Cement Ltd.	140,065	14,175,134

		650,849,059

Indonesia — 3.5%
Astra International Tbk PT	85,799,000	31,211,922
Bank Central Asia Tbk PT	83,621,600	46,068,862
Bank Rakyat Indonesia Persero Tbk PT	183,928,900	57,511,605
Telkom Indonesia Persero Tbk PT	127,337,700	27,914,426

		162,706,815

Italy — 0.5%
PRADA SpA (b)	4,174,400	25,146,812

Kazakhstan — 1.2%
Kaspi.KZ JSC, GDR, Registered Shares	601,674	54,391,329

Macau — 0.6%
Sands China Ltd. (a)	9,498,400	25,570,164

Malaysia — 0.6%
Public Bank Bhd	29,752,900	25,986,231

Mexico — 3.7%
Fibra Uno Administracion SA de CV	10,262,845	15,580,125
Fomento Economico Mexicano SAB de CV	2,065,406	23,377,156
Grupo Aeroportuario del Centro Norte SAB de CV	2,329,107	17,779,965
Grupo Aeroportuario del Pacifico SAB de CV, ADR	131,999	15,368,644
Grupo Aeroportuario del Pacifico SAB de CV, Class B	713,755	8,326,020

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Grupo Financiero Banorte SAB de CV, Class O	2,982,118	$24,202,313
Wal-Mart de Mexico SAB de CV	17,562,017	62,858,559

		167,492,782

Netherlands — 0.9%
Prosus NV (a)	1,461,382	40,868,411

Panama — 0.7%
Copa Holdings SA, Class A	372,537	30,417,646

Philippines — 1.1%
Ayala Land, Inc.	23,305,800	11,467,646
Bank of the Philippine Islands	5,281,770	9,355,268
BDO Unibank, Inc.	4,115,810	9,264,576
International Container Terminal Services, Inc.	2,819,250	9,988,671
Jollibee Foods Corp.	2,328,640	8,417,558

		48,493,719

Poland — 1.0%
Bank Polska Kasa Opieki SA	640,667	19,468,061
Powszechny Zaklad Ubezpieczen SA	2,456,194	27,793,987

		47,262,048

Qatar — 0.6%
Qatar National Bank QPSC	6,416,336	26,203,133

Russia(d) — 0.1%
Fix Price Group PLC, GDR, Registered Shares (a)	1,975,076	3,890,900
Gazprom PJSC (a)	8,520,027	916
LUKOIL PJSC	1,370,026	147
Magnit PJSC	686,994	74
Novatek PJSC	295,922	32
Sberbank of Russia PJSC	6,788,060	729
TCS Group Holding PLC, GDR, Registered Shares (a)	182,418	791,694
TCS Group Holding PLC, Class A, GDR, Registered Shares (a)	25,066	3

		4,684,495

Saudi Arabia — 0.6%
Saudi Basic Industries Corp.	984,205	20,224,672
Yanbu National Petrochemical Co.	853,314	8,624,502

		28,849,174

Singapore — 0.8%
Singapore Telecommunications Ltd.	20,489,100	35,603,371

South Africa — 1.1%
Absa Group Ltd.	2,745,994	25,056,188
Shoprite Holdings Ltd.	2,106,846	26,998,151

		52,054,339

South Korea — 8.1%
Hansol Chemical Co. Ltd.	165,713	18,492,811
Orion Corp.	173,774	15,379,886
Samsung Electro-Mechanics Co. Ltd.	165,876	15,337,069
Samsung Electronics Co. Ltd.	5,395,479	268,559,309
Samsung Electronics Co. Ltd., GDR, Registered Shares	20,019	25,033,272
Samsung SDI Co. Ltd.	95,633	30,280,720

		373,083,067

Taiwan — 10.4%
Accton Technology Corp.	3,677,000	56,972,391
Delta Electronics, Inc.	5,870,000	52,899,770
eMemory Technology, Inc.	32,000	2,004,846
Hiwin Technologies Corp.	3,357,000	20,343,885

Security	Shares	Value

Taiwan (continued)
Lotes Co. Ltd.	1,453,000	$37,103,607
Taiwan Semiconductor Manufacturing Co. Ltd.	16,560,000	270,466,299
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	442,107	38,158,255

		477,949,053

Thailand — 3.0%
Advanced Info Service PCL, NVDR	3,934,900	24,100,904
Bangkok Bank PCL, NVDR	2,389,100	10,469,275
Bangkok Dusit Medical Services PCL, NVDR	49,217,200	36,281,153
CP ALL PCL, NVDR	26,478,000	40,693,244
Thai Beverage PCL	62,206,600	24,570,369

		136,114,945

United Arab Emirates — 0.4%
Abu Dhabi Commercial Bank PJSC	6,267,714	13,702,626
Emaar Properties PJSC	3,272,357	5,961,526

		19,664,152

United Kingdom — 0.9%
Anglogold Ashanti PLC	713,291	13,166,776
Anglogold Ashanti PLC (b)	466,461	8,321,664
Prudential PLC	1,939,996	20,285,337

		41,773,777

United States — 1.8%
Cognizant Technology Solutions Corp., Class A	619,602	39,945,741
EPAM Systems, Inc. (a)	198,120	43,104,968

		83,050,709

Total Common Stocks — 93.3% (Cost: $4,661,906,130)		4,276,290,618

Preferred Securities

Preferred Stocks — 1.5%

Brazil — 0.2%
Banco Bradesco SA	3,229,366	8,960,942
Banco Nacional SA(d)	42,567,626	84

		8,961,026

South Korea — 1.3%
Samsung Electronics Co. Ltd.	1,502,196	59,974,736

Total Preferred Securities — 1.5% (Cost: $70,301,831)		68,935,762

Total Long-Term Investments — 94.8% (Cost: $4,732,207,961)		4,345,226,380

Short-Term Securities

Money Market Funds — 7.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(e)(f)	238,620,440	238,620,440
SL Liquidity Series, LLC, Money Market Series, 5.53%(e)(f)(g)	85,284,990	85,319,104

Total Short-Term Securities — 7.1% (Cost: $323,924,468)		323,939,544

Total Investments — 101.9% (Cost: $5,056,132,429)		4,669,165,924

Liabilities in Excess of Other Assets — (1.9)%		(87,944,645)

Net Assets — 100.0%		$4,581,221,279

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Emerging Markets Fund, Inc.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$202,549,764	$36,070,676	(a)	$—	$—	$—	$238,620,440	238,620,440	$7,454,911		$—

SL Liquidity Series, LLC, Money Market Series	25,671,028	59,648,830	(a)	—	(8,073)	7,319	85,319,104	85,284,990	163,180	(b)	—

					$(8,073)	$7,319	$323,939,544		$7,618,091		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
MSCI Emerging Markets Index	490	12/15/23	$22,520	$(673,513)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	08/17/26 – 08/19/26	$48,358,446	$(1,578,706	)(c)	$47,087,523	1.1%

	Monthly	HSBC Bank PLC(d)	02/10/28	12,626,389	(304,358	)(e)	12,452,430	0.3
	Monthly	JPMorgan Chase Bank N.A.(f)	02/08/24	30,636,356	(1,489,955	)(g)	29,581,107	0.7

						$(3,373,019)	$89,121,060

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(307,783) of net dividends and financing fees.
(e)	Amount includes $(130,399) of net dividends and financing fees.
(g)	Amount includes $(434,706) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	0-82 basis points	0-95 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Emerging Markets Fund, Inc.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination dates 08/17/26 - 08/19/26:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Brazil
Pagseguro Digital Ltd., Class A	7,117	$50,246	0.1%

China
Contemporary Amperex Technology Co. Ltd.	519,440	13,145,867	27.9
Ganfeng Lithium Group Co. Ltd., Class A	1,307,220	7,893,765	16.8
Zhejiang Sanhua Intelligent Controls Co. Ltd.	7,127,015	25,997,645	55.2

		47,037,277

Net Value of Reference Entity — Goldman Sachs Bank USA		$47,087,523

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date 02/10/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Hong Kong
Prudential PLC	1,190,893	$12,452,430	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$12,452,430

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date 02/08/24:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

China
Prosus NV	1,057,768	$29,581,107	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$29,581,107

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$—	$(3,373,019)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$673,513	$—	$—	$—	$673,513
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	3,373,019	—	—	—	3,373,019

	$—	$—	$4,046,532	$—	$—	$—	$4,046,532

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Emerging Markets Fund, Inc.

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,838,517	$—	$—	$—	$2,838,517
Swaps	—	—	(21,974,650)	—	—	—	(21,974,650)

	$—	$—	$(19,136,133)	$—	$—	$—	$(19,136,133)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,145,346)	$—	$—	$—	$(1,145,346)
Swaps	—	—	(4,148,215)	—	—	—	(4,148,215)

	$—	$—	$(5,293,561)	$—	$—	$—	$(5,293,561)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$31,160,113
Total return swaps:
Average notional value	$111,485,994

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$149,410
Swaps — OTC(a)	—	3,373,019

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	3,522,429

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(149,410)

Total derivative assets and liabilities subject to an MNA	$—	$3,373,019

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities

Goldman Sachs Bank USA	$1,578,706	$—	$—	$(1,578,706)	$—
HSBC Bank PLC	304,358	—	—	(304,358)	—

JPMorgan Chase Bank N.A.	1,489,955	—	—	(1,489,955)	—

	$3,373,019	$—	$—	$(3,373,019)	$—

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Emerging Markets Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Argentina	$15,426,910	$—	$—	$15,426,910
Austria	—	26,950,485	—	26,950,485
Brazil	425,709,595	—	—	425,709,595
Canada	67,119,669	—	—	67,119,669
Chile	—	9,888,926	—	9,888,926
China	191,038,640	817,062,341	—	1,008,100,981
Colombia	10,100,325	—	—	10,100,325
Hong Kong	—	87,005,417	—	87,005,417
Hungary	19,109,501	48,663,578	—	67,773,079
India	40,274,909	610,574,150	—	650,849,059
Indonesia	—	162,706,815	—	162,706,815
Italy	—	25,146,812	—	25,146,812
Kazakhstan	54,391,329	—	—	54,391,329
Macau	—	25,570,164	—	25,570,164
Malaysia	—	25,986,231	—	25,986,231
Mexico	167,492,782	—	—	167,492,782
Netherlands	40,868,411	—	—	40,868,411
Panama	30,417,646	—	—	30,417,646
Philippines	9,355,268	39,138,451	—	48,493,719
Poland	—	47,262,048	—	47,262,048
Qatar	26,203,133	—	—	26,203,133
Russia	—	—	4,684,495	4,684,495
Saudi Arabia	—	28,849,174	—	28,849,174
Singapore	—	35,603,371	—	35,603,371
South Africa	26,998,151	25,056,188	—	52,054,339
South Korea	—	373,083,067	—	373,083,067
Taiwan	38,158,255	439,790,798	—	477,949,053
Thailand	—	136,114,945	—	136,114,945
United Arab Emirates	13,702,626	5,961,526	—	19,664,152
United Kingdom	8,321,664	33,452,113	—	41,773,777
United States	83,050,709	—	—	83,050,709
Preferred Securities
Preferred Stocks
South Korea	—	59,974,736	—	59,974,736
Brazil	8,960,942	—	84	8,961,026
Short-Term Securities
Money Market Funds	238,620,440	—	—	238,620,440

	$1,515,320,905	$3,063,841,336	$4,684,579	4,583,846,820

Investments Valued at NAV(a)				85,319,104

				$4,669,165,924

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(673,513)	$(3,373,019)	$—	$(4,046,532)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	BlackRock Unconstrained Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Denmark — 8.0%
Novo Nordisk A/S, Class B	330,990	$31,932,660

France — 7.5%
LVMH Moet Hennessy Louis Vuitton SE	41,441	29,668,869

Italy — 4.7%
Ferrari NV	62,135	18,808,506

Netherlands — 7.2%
ASML Holding NV	47,907	28,797,878

Switzerland — 0.2%
Lonza Group AG, Registered Shares	2,497	874,459

United Kingdom — 2.6%
Spirax-Sarco Engineering PLC	102,070	10,187,970

United States — 67.8%
Alphabet, Inc., Class C (a)	139,648	17,497,894
ANSYS, Inc. (a)(b)	53,798	14,969,831
Cadence Design Systems, Inc. (a)	119,600	28,686,060
Costco Wholesale Corp.	34,079	18,826,603
Floor & Decor Holdings, Inc., Class A (a)(b)	126,233	10,401,599
Intuit, Inc.	31,203	15,443,925
Intuitive Surgical, Inc. (a)	51,476	13,498,037
Masimo Corp. (a)	47,206	3,829,823
Mastercard, Inc., Class A	49,425	18,601,099
Microsoft Corp.	116,377	39,348,227
NIKE, Inc., Class B	92,893	9,546,614
S&P Global, Inc.	53,218	18,589,579
Thermo Fisher Scientific, Inc.	27,674	12,308,565
VeriSign, Inc. (a)	71,748	14,325,206
Verisk Analytics, Inc.	69,104	15,711,485
Visa, Inc., Class A	80,557	18,938,951

		270,523,498

Total Long-Term Investments — 98.0% (Cost: $363,045,786)		390,793,840

Short-Term Securities

Money Market Funds — 3.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(c)(d)	5,630,996	5,630,996
SL Liquidity Series, LLC, Money Market Series, 5.53%(c)(d)(e)	10,029,938	10,033,950

		15,664,946

Security		Par (000)	Value

Time Deposits — 0.4%

Denmark — 0.1%
Brown Brothers Harriman & Co., 2.50%, 11/01/23	DKK	4,313	$611,469

Sweden — 0.1%
Brown Brothers Harriman & Co., 2.77%, 11/01/23	SEK	2,642	236,661

Switzerland — 0.1%
BNP Paribas, 0.71%, 11/01/23	CHF	207	227,954

United States — 0.1%
Citibank, New York, 2.85%, 11/01/23	EUR	460	487,202

			1,563,286

Total Short-Term Securities — 4.3% (Cost: $17,226,679)			17,228,232

Total Investments — 102.3% (Cost: $380,272,465)			408,022,072

Liabilities in Excess of Other Assets — (2.3)%			(9,060,878)

Net Assets — 100.0%			$398,961,194

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Unconstrained Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$575,894	$5,055,102	(a)	$—	$—	$—	$5,630,996	5,630,996	$67,289		$—

SL Liquidity Series, LLC, Money Market Series	6,646,180	3,386,662	(a)	—	1,675	(567)	10,033,950	10,029,938	5,647	(b)	—

					$1,675	$(567)	$15,664,946		$72,936		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	33	12/15/23	$6,950	$(61,148)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$61,148	$—	$—	$—	$61,148

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(125,534)	$—	$—	$—	$(125,534)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(61,148)	$—	$—	$—	$(61,148)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,475,107

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Unconstrained Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Denmark	$—	$31,932,660	$—	$31,932,660
France	—	29,668,869	—	29,668,869
Italy	—	18,808,506	—	18,808,506
Netherlands	—	28,797,878	—	28,797,878
Switzerland	—	874,459	—	874,459
United Kingdom	—	10,187,970	—	10,187,970
United States	270,523,498	—	—	270,523,498
Short-Term Securities
Money Market Funds	5,630,996	—	—	5,630,996
Time Deposits	—	1,563,286	—	1,563,286

	$276,154,494	$121,833,628	$—	397,988,122

Investments Valued at NAV(a)				10,033,950

				$408,022,072

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(61,148)	$—	$—	$(61,148)

(a)	Certain investments of the Fund were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) October 31, 2023	BlackRock Sustainable Emerging Markets Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 7.9%
Arezzo Industria e Comercio SA	76,256	$883,143
B3 SA - Brasil Bolsa Balcao	582,321	1,282,048
Banco Bradesco SA, ADR	42,114	117,498
Hapvida Participacoes e Investimentos SA (a)(b)	2,539,820	1,858,866
Pagseguro Digital Ltd., Class A (a)	110,617	780,956
Sendas Distribuidora S/A	458,143	994,116

		5,916,627

China — 22.1%
Alibaba Group Holding Ltd. (a)	334,792	3,446,708
Alibaba Group Holding Ltd., ADR (a)	12,548	1,035,712
Asymchem Laboratories Tianjin Co. Ltd., Class A	59,000	1,213,500
Baidu, Inc., ADR (a)	2,637	276,885
China Mengniu Dairy Co. Ltd.	437,000	1,426,865
China Merchants Bank Co. Ltd., Class A	150,800	632,339
China Merchants Bank Co. Ltd., Class H	277,000	1,050,742
Contemporary Amperex Technology Co. Ltd., Class A	39,300	994,595
Ganfeng Lithium Group Co. Ltd., Class H (b)	199,400	716,200
Haier Smart Home Co. Ltd., Class A	165,500	501,179
Haier Smart Home Co. Ltd., Class H	202,000	576,170
Industrial & Commercial Bank of China Ltd., Class H	1,805,000	865,036
Kanzhun Ltd., ADR (a)	43,384	642,083
KE Holdings, Inc., ADR	81,134	1,193,481
LONGi Green Energy Technology Co. Ltd., Class A	198,810	654,034
Tencent Holdings Ltd.	10,600	392,293
Tencent Holdings Ltd., ADR	2,421	89,601
Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A	244,800	892,972

		16,600,395

Hong Kong — 3.4%
AIA Group Ltd.	167,200	1,451,932
Hang Lung Properties Ltd.	860,000	1,130,433

		2,582,365

Hungary — 1.5%
OTP Bank Nyrt	29,581	1,101,005

India — 14.1%
Aditya Birla Capital Ltd. (a)	492,568	1,020,769
Alkem Laboratories Ltd.	18,216	814,652
Axis Bank Ltd.	157,038	1,853,018
Crompton Greaves Consumer Electricals Ltd.	248,101	840,315
HDFC Bank Ltd.	165,108	2,929,764
Hindustan Unilever Ltd.	28,554	852,148
Infosys Ltd.	77,107	1,268,083
Marico Ltd.	158,931	1,024,125

		10,602,874

Indonesia — 3.5%
Bank Central Asia Tbk PT	2,303,200	1,268,880
Bank Rakyat Indonesia Persero Tbk PT	4,286,300	1,340,257

		2,609,137

Kazakhstan — 1.7%
Kaspi.KZ JSC, GDR, Registered Shares	14,272	1,290,189

Mexico — 3.8%
Grupo Financiero Banorte SAB de CV, Class O	168,898	1,370,745
Wal-Mart de Mexico SAB de CV	406,607	1,455,341

		2,826,086

Russia — 0.1%
TCS Group Holding PLC, GDR, Registered Shares (a)(c)	13,836	60,048

Security	Shares	Value

South Africa — 4.5%
Gold Fields Ltd.	56,096	$740,015
Gold Fields Ltd., ADR	51,368	668,811
Naspers Ltd., N Shares	7,768	1,212,592
Shoprite Holdings Ltd.	58,044	743,804

		3,365,222

South Korea — 10.3%
Samsung Biologics Co. Ltd. (a)(b)	1,820	956,786
Samsung Electronics Co. Ltd.	93,936	4,675,653
Samsung Electronics Co. Ltd., GDR, Registered Shares	993	1,241,722
Samsung SDI Co. Ltd.	2,576	815,651

		7,689,812

Taiwan — 12.2%
Accton Technology Corp.	80,000	1,239,541
Delta Electronics, Inc.	123,000	1,108,462
Taiwan Semiconductor Manufacturing Co. Ltd.	365,000	5,961,365
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9,291	801,906

		9,111,274

Thailand — 2.7%
Advanced Info Service PCL, NVDR	166,400	1,019,185
CP ALL PCL, NVDR	682,300	1,048,606

		2,067,791

United Arab Emirates — 3.1%
Abu Dhabi Commercial Bank PJSC	456,075	997,082
Aldar Properties PJSC	927,994	1,313,795

		2,310,877

United Kingdom — 1.5%
Prudential PLC	106,621	1,114,870

United States — 3.2%
Cognizant Technology Solutions Corp., Class A	20,838	1,343,426
EPAM Systems, Inc. (a)	4,979	1,083,281

		2,426,707

Total Common Stocks — 95.6% (Cost: $72,002,482)		71,675,279

Preferred Securities

Preferred Stocks — 2.4%

Brazil — 1.7%
Banco Bradesco SA	458,083	1,271,103

South Korea — 0.7%
Samsung Electronics Co. Ltd.	13,064	521,576

Total Preferred Securities — 2.4% (Cost: $1,777,384)		1,792,679

Total Long-Term Investments — 98.0% (Cost: $73,779,866)		73,467,958

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Sustainable Emerging Markets Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(d)(e)	1,097,295	$1,097,295

Total Short-Term Securities — 1.5% (Cost: $1,097,295)		1,097,295

Total Investments — 99.5% (Cost: $74,877,161)		74,565,253

Other Assets Less Liabilities — 0.5%		362,657

Net Assets — 100.0%		$74,927,910

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,651,403	$—		$(554,108)(a)	$—	$—	$1,097,295	1,097,295	$28,927		$—

SL Liquidity Series, LLC, Money Market Series(b)	—	303	(a)	—	(303)	—	—	—	212	(c)	—

					$(303)	$—	$1,097,295		$29,139		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	JPMorgan Chase Bank N.A.(b)	02/08/24	$236,374	$(37,030	)(c)	$202,770	0.3%

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(3,426) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(b)
Range:	40 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Sustainable Emerging Markets Equity Fund

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date 02/08/24:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Brazil
Pagseguro Digital Ltd., Class A	28,721	$202,770	100.0%

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$202,770

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$—	$—	$—	$(37,030)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$37,030	$—	$—	$—	$37,030

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(7,193)	$—	$—	$—	$(7,193)
Swaps	—	—	(83,069)	—	—	—	(83,069)

	$—	$—	$(90,262)	$—	$—	$—	$(90,262)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,464)	$—	$—	$—	$(1,464)
Swaps	—	—	(37,030)	—	—	—	(37,030)

	$—	$—	$(38,494)	$—	$—	$—	$(38,494)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$221,445
Total return swaps:
Average notional value	$118,187

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Sustainable Emerging Markets Equity Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$—	$37,030

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	37,030

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$—	$37,030

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(a)

JPMorgan Chase Bank N.A.	$37,030	$—	$—	$—	$37,030

(a)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$5,916,627	$—	$—	$5,916,627
China	3,237,762	13,362,633	—	16,600,395
Hong Kong	—	2,582,365	—	2,582,365
Hungary	—	1,101,005	—	1,101,005
India	—	10,602,874	—	10,602,874
Indonesia	—	2,609,137	—	2,609,137
Kazakhstan	1,290,189	—	—	1,290,189
Mexico	2,826,086	—	—	2,826,086
Russia	—	—	60,048	60,048
South Africa	2,625,207	740,015	—	3,365,222
South Korea	—	7,689,812	—	7,689,812
Taiwan	801,906	8,309,368	—	9,111,274
Thailand	—	2,067,791	—	2,067,791
United Arab Emirates	2,310,877	—	—	2,310,877
United Kingdom	—	1,114,870	—	1,114,870
United States	2,426,707	—	—	2,426,707
Preferred Securities
Preferred Stocks
South Korea	—	521,576	—	521,576
Brazil	1,271,103	—	—	1,271,103
Short-Term Securities
Money Market Funds	1,097,295	—	—	1,097,295

	$23,803,759	$50,701,446	$60,048	$74,565,253

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock Sustainable Emerging Markets Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$—	$(37,030)	$—	$(37,030)

(a)	Derivative financial instruments are swaps contracts. Swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

October 31, 2023

	BlackRock Emerging Markets Fund, Inc.	BlackRock Unconstrained Equity Fund	BlackRock Sustainable Emerging Markets Equity Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,345,226,380	$392,357,126	$73,467,958
Investments, at value — affiliated(c)	323,939,544	15,664,946	1,097,295
Cash	—	—	47,102
Cash pledged:
Collateral — OTC derivatives	7,441,000	—	—
Futures contracts	723,000	329,000	—
Foreign currency, at value(d)	20,052,276	1,208,201	672,469
Receivables:
Investments sold	20,243,949	719,535	—
Securities lending income — affiliated	14,208	843	—
Swaps	133,665	—	—
Capital shares sold	8,810,300	1,102,734	6,896
Dividends — unaffiliated	6,177,351	181,971	92,435
Dividends — affiliated	1,161,164	13,789	2,169
Variation margin on futures contracts	—	41,968	—
Prepaid expenses	94,598	56,625	27,817

Total assets	4,734,017,435	411,676,738	75,414,141

LIABILITIES
Bank overdraft	5,916,070	1,251,755	—
Collateral on securities loaned	85,334,270	10,028,760	—
Payables:
Investments purchased	20,632,611	507	—
Swaps	9,958,545	—	58,983
Accounting services fees	79,953	11,936	10,685
Capital shares redeemed	18,243,660	857,576	76,298
Custodian fees	1,372,775	17,441	50,778
Deferred foreign capital gain tax	4,485,539	—	—
Investment advisory fees	2,851,794	273,836	19,556
Directors’ and Officer’s fees	7,541	2,242	2,439
Other accrued expenses	25,070	41,436	27,713
Professional fees	82,196	141,404	172,687
Service and distribution fees	67,514	39,578	8,534
Transfer agent fees	216,189	49,073	21,528
Variation margin on futures contracts	149,410	—	—
Unrealized depreciation on OTC swaps	3,373,019	—	37,030

Total liabilities	152,796,156	12,715,544	486,231

Commitments and contingent liabilities

NET ASSETS	$4,581,221,279	$398,961,194	$74,927,910

NET ASSETS CONSIST OF
Paid-in capital	$6,061,712,817	$394,743,072	$91,183,564
Accumulated earnings (loss)	(1,480,491,538)	4,218,122	(16,255,654)

NET ASSETS	$4,581,221,279	$398,961,194	$74,927,910

(a) Investments, at cost — unaffiliated	$4,732,207,961	$364,609,072	$73,779,866
(b) Securities loaned, at value	$82,668,782	$10,015,974	$—
(c) Investments, at cost — affiliated	$323,924,468	$15,663,393	$1,097,295
(d) Foreign currency, at cost	$20,966,759	$1,211,873	$769,582

F I N A N C I A L S T A T E M E N T S	27

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2023

	BlackRock Emerging Markets Fund, Inc.	BlackRock Unconstrained Equity Fund	BlackRock Sustainable Emerging Markets Equity Fund

NET ASSET VALUE

Institutional

Net assets	$3,422,802,326	$217,421,496	$35,350,499

Shares outstanding	156,931,987	19,542,712	3,017,812

Net asset value	$21.81	$11.13	$11.71

Shares authorized	1.1 billion	Unlimited	100 million

Par value	$0.10	$0.10	$0.10

Investor A

Net assets	$274,597,023	$179,191,426	$38,249,751

Shares outstanding	13,107,883	16,182,754	3,323,654

Net asset value	$20.95	$11.07	$11.51

Shares authorized	100 million	Unlimited	200 million

Par value	$0.10	$0.10	$0.10

Investor C

Net assets	$8,126,529	$2,041,049	N/A

Shares outstanding	469,128	184,001	N/A

Net asset value	$17.32	$11.09	N/A

Shares authorized	100 million	Unlimited	N/A

Par value	$0.10	$0.10	N/A

Class K

Net assets	$875,695,401	N/A	$1,002,174

Shares outstanding	40,130,643	N/A	85,664

Net asset value	$21.82	N/A	$11.70

Shares authorized	1 billion	N/A	2 billion

Par value	$0.10	N/A	$0.10

Class R

Net assets	N/A	$307,223	$325,486

Shares outstanding	N/A	27,338	39,946

Net asset value	N/A	$11.24	$8.15

Shares authorized	N/A	Unlimited	200 million

Par value	N/A	$0.10	$0.10

See notes to financial statements.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended October 31, 2023

	BlackRock Emerging Markets Fund, Inc.	BlackRock Unconstrained Equity Fund	BlackRock Sustainable Emerging Markets Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$81,475,823	$860,122	$1,132,014
Dividends — affiliated	7,454,911	67,289	28,927
Securities lending income — affiliated — net	163,180	5,647	212
Other income — unaffiliated	—	4,794	—
Foreign taxes withheld	(8,500,577)	(35,819)	(129,237)
Foreign withholding tax claims	—	231,972	—

Total investment income	80,593,337	1,134,005	1,031,916

EXPENSES
Investment advisory	18,699,565	1,462,750	254,284
Transfer agent — class specific	3,421,811	148,976	66,298
Custodian	1,096,637	14,940	45,518
Service and distribution — class specific	426,390	253,330	55,562
Accounting services	238,217	33,226	22,353
Registration	187,751	42,552	35,506
Professional	78,100	106,852	102,653
Printing and postage	25,526	5,133	21,267
Directors and Officer	22,913	4,184	3,487
Miscellaneous	29,780	11,144	11,711

Total expenses	24,226,690	2,083,087	618,639
Less:
Fees waived and/or reimbursed by the Manager	(408,721)	(971)	(153,467)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(2,409,250)	(68,035)	(45,396)

Total expenses after fees waived and/or reimbursed	21,408,719	2,014,081	419,776

Net investment income (loss)	59,184,618	(880,076)	612,140

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(119,912,197)	(8,362,524)	674,070
Investments — affiliated	(8,073)	1,675	(303)
Foreign currency transactions	(1,412,718)	(28,578)	(6,857)
Futures contracts	2,838,517	(125,534)	(7,193)
Swaps	(21,974,650)	—	(83,069)

	(140,469,121)	(8,514,961)	576,648

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(148,392,219)	(14,154,861)	(6,318,509)
Investments — affiliated	7,319	(567)	—
Foreign currency translations	(860,634)	3,087	(97,966)
Futures contracts	(1,145,346)	(61,148)	(1,464)
Swaps	(4,148,215)	—	(37,030)

	(154,539,095)	(14,213,489)	(6,454,969)

Net realized and unrealized loss	(295,008,216)	(22,728,450)	(5,878,321)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(235,823,598)	$(23,608,526)	$(5,266,181)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(2,596,642)	$—	$—
(b) Net of reduction in/(increase in) deferred foreign capital gain tax of	$(2,788,786)	$—	$38,634

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Changes in Net Assets

	BlackRock Emerging Markets Fund, Inc.		BlackRock Unconstrained Equity Fund

	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$59,184,618	$75,860,362	$(880,076)	$(709,636)
Net realized loss	(140,469,121)	(475,854,396)	(8,514,961)	(10,834,577)
Net change in unrealized appreciation (depreciation)	(154,539,095)	169,103,003	(14,213,489)	39,420,051

Net increase (decrease) in net assets resulting from operations	(235,823,598)	(230,891,031)	(23,608,526)	27,875,838

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(22,725,202)	(58,609,418)	—	(6,796,902)
Investor A	(1,646,896)	(6,008,508)	—	(29,616,260)
Investor C	(38,874)	(162,744)	—	(211,141)
Class K	(5,737,805)	(14,242,365)	—	—
Class R	—	—	—	(33,496)

Decrease in net assets resulting from distributions to shareholders	(30,148,777)	(79,023,035)	—	(36,657,799)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(20,572,315)	847,499,599	163,287,361	7,746,875

NET ASSETS
Total increase (decrease) in net assets	(286,544,690)	537,585,533	139,678,835	(1,035,086)

Beginning of period	4,867,765,969	4,330,180,436	259,282,359	260,317,445

End of period	$4,581,221,279	$4,867,765,969	$398,961,194	$259,282,359

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Sustainable Emerging Markets Equity Fund

	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$612,140	$772,485
Net realized gain (loss)	576,648	(7,753,364)
Net change in unrealized appreciation (depreciation)	(6,454,969)	4,237,432

Net decrease in net assets resulting from operations	(5,266,181)	(2,743,447)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(320,484)	(453,923)
Investor A	(321,817)	(377,594)
Class K	(9,346)	(15,636)
Class R	(3,737)	(4,438)

Decrease in net assets resulting from distributions to shareholders	(655,384)	(851,591)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(4,779,348)	(13,484,488)

NET ASSETS
Total decrease in net assets	(10,700,913)	(17,079,526)
Beginning of period	85,628,823	102,708,349

End of period	$74,927,910	$85,628,823

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc.

	Institutional

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19		Year Ended 10/31/18

Net asset value, beginning of period	$23.10		$24.41		$34.51		$22.21		$24.51		$20.73		$22.74

Net investment income(a)	0.28		0.43		0.31		0.15		0.04		0.40		0.24
Net realized and unrealized gain (loss)		(1.43)	(1.24)		(8.70)		12.46		(1.94)		3.58		(2.14)

Net increase (decrease) from investment operations		(1.15)	(0.81)		(8.39)		12.61		(1.90)		3.98		(1.90)

Distributions(b)
From net investment income		(0.14)	(0.50)		(0.28)		(0.31)		(0.40)		(0.20)		(0.11)
From net realized gain	—		—		(1.43)		—		—		—		—

Total distributions		(0.14)	(0.50)		(1.71)		(0.31)		(0.40)		(0.20)		(0.11)

Net asset value, end of period	$21.81		$23.10		$24.41		$34.51		$22.21		$24.51		$20.73

Total Return(c)
Based on net asset value	(5.03	)%(d)	(3.26)%		(25.52)%		57.05%		(7.95	)%(d)	19.39%		(8.39)%

Ratios to Average Net Assets(e)
Total expenses	0.99	%(f)	1.00%		0.96%		1.02%		1.04	%(f)	1.14%		1.31%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.86%		0.86%		0.86%		0.86	%(f)	0.97%		1.11%

Net investment income	2.41	%(f)	1.88%		1.03%		0.49%		0.34	%(f)	1.73%		1.05%

Supplemental Data
Net assets, end of period (000)	$3,422,802		$3,675,123		$3,261,325		$2,771,663		$660,315		$308,719		$98,990

Portfolio turnover rate	45	%(g)	96	%(g)	132	%(g)	109	%(g)	63	%(g)	119	%(g)	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Excludes underlying investments in total return swaps.

See notes to financial statements.

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor A

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19		Year Ended 10/31/18

Net asset value, beginning of period	$22.20		$23.47		$33.26		$21.42		$23.62		$19.96		$21.88

Net investment income(a)	0.24		0.38		0.24		0.11		0.02		0.29		0.16
Net realized and unrealized gain (loss)		(1.37)	(1.22)		(8.40)		11.98		(1.89)		3.50		(2.04)

Net increase (decrease) from investment operations		(1.13)	(0.84)		(8.16)		12.09		(1.87)		3.79		(1.88)

Distributions(b)
From net investment income		(0.12)	(0.43)		(0.20)		(0.25)		(0.33)		(0.13)		(0.04)
From net realized gain	—		—		(1.43)		—		—		—		—

Total distributions		(0.12)	(0.43)		(1.63)		(0.25)		(0.33)		(0.13)		(0.04)

Net asset value, end of period	$20.95		$22.20		$23.47		$33.26		$21.42		$23.62		$19.96

Total Return(c)
Based on net asset value	(5.13	)%(d)	(3.49)%		(25.74)%		56.67%		(8.09	)%(d)	19.11%		(8.62)%

Ratios to Average Net Assets(e)
Total expenses	1.34	%(f)	1.33%		1.25%		1.28%		1.36	%(f)	1.45%		1.60%

Total expenses after fees waived and/or reimbursed	1.11	%(f)	1.11%		1.11%		1.11%		1.11	%(f)	1.22%		1.40%

Net investment income	2.16	%(f)	1.74%		0.82%		0.38%		0.21	%(f)	1.31%		0.72%

Supplemental Data
Net assets, end of period (000)	$274,597		$305,065		$351,246		$463,032		$196,836		$204,061		$164,683

Portfolio turnover rate	45	%(g)	96	%(g)	132	%(g)	109	%(g)	63	%(g)	119	%(g)	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Investor C

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19		Year Ended 10/31/18

Net asset value, beginning of period	$18.40		$19.52		$28.01		$18.03		$19.83		$16.77		$18.50

Net investment income (loss)(a)	0.13		0.19		0.02		0.04		(0.05)		0.09		(0.02)
Net realized and unrealized gain (loss)		(1.13)	(1.02)		(7.01)		9.96		(1.60)		2.97		(1.71)

Net increase (decrease) from investment operations		(1.00)	(0.83)		(6.99)		10.00		(1.65)		3.06		(1.73)

Distributions(b)
From net investment income		(0.08)	(0.29)		(0.07)		(0.02)		(0.15)		—		—
From net realized gain	—		—		(1.43)		—		—		—		—

Total distributions		(0.08)	(0.29)		(1.50)		(0.02)		(0.15)		—		—

Net asset value, end of period	$17.32		$18.40		$19.52		$28.01		$18.03		$19.83		$16.77

Total Return(c)
Based on net asset value	(5.50	)%(d)	(4.22)%		(26.29)%		55.48%		(8.42	)%(d)	18.25%		(9.35)%

Ratios to Average Net Assets(e)
Total expenses	2.08	%(f)	2.10%		2.02%		2.13%		2.22	%(f)	2.31%		2.41%

Total expenses after fees waived and/or reimbursed	1.86	%(f)	1.86%		1.86%		1.86%		1.86	%(f)	1.98%		2.18%

Net investment income (loss)	1.43	%(f)	1.03%		0.07%		0.16%		(0.51	)%(f)	0.50%		(0.10)%

Supplemental Data
Net assets, end of period (000)	$8,127		$9,739		$13,144		$18,769		$24,639		$31,362		$34,756

Portfolio turnover rate	45	%(g)	96	%(g)	132	%(g)	109	%(g)	63	%(g)	119	%(g)	121%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Excludes underlying investments in total return swaps.

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)

	Class K

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19		Period from 01/25/18(a) to 10/31/18

Net asset value, beginning of period	$23.10		$24.42		$34.53		$22.22		$24.52		$20.74		$25.97

Net investment income(b)	0.29		0.42		0.34		0.19		0.06		0.48		0.32
Net realized and unrealized gain (loss)		(1.42)	(1.23)		(8.73)		12.44		(1.95)		3.52		(5.55)

Net increase (decrease) from investment operations		(1.13)	(0.81)		(8.39)		12.63		(1.89)		4.00		(5.23)

Distributions(c)
From net investment income		(0.15)	(0.51)		(0.29)		(0.32)		(0.41)		(0.22)		—
From net realized gain	—		—		(1.43)		—		—		—		—

Total distributions		(0.15)	(0.51)		(1.72)		(0.32)		(0.41)		(0.22)		—

Net asset value, end of period	$21.82		$23.10		$24.42		$34.53		$22.22		$24.52		$20.74

Total Return(d)
Based on net asset value	(4.97	)%(e)	(3.24)%		(25.50)%		57.13%		(7.91	)%(e)	19.48%		(20.14	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.83	%(g)	0.86%		0.85%		0.85%		0.92	%(g)	0.98%		1.16	%(g)

Total expenses after fees waived and/or reimbursed	0.81	%(g)	0.81%		0.81%		0.81%		0.81	%(g)	0.92%		0.95	%(g)

Net investment income	2.47	%(g)	1.85%		1.12%		0.63%		0.46	%(g)	2.08%		1.82	%(g)

Supplemental Data
Net assets, end of period (000)	$875,695		$877,839		$704,465		$458,860		$166,590		$109,569		$1,500

Portfolio turnover rate	45	%(h)	96	%(h)	132	%(h)	109	%(h)	63	%(h)	119	%(h)	121%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund

	Institutional

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$11.66		$12.12	$16.41		$12.18		$14.58		$13.08	$13.09

Net investment income (loss)(a)		(0.02)	(0.01)	(0.03)		0.02		0.04		0.10	0.10
Net realized and unrealized gain (loss)		(0.51)	1.32	(0.95)		5.77		(0.80)		2.38	0.42

Net increase (decrease) from investment operations		(0.53)	1.31	(0.98)		5.79		(0.76)		2.48	0.52

Distributions(b)
From net investment income	—		—	(0.08)		(0.04)		(0.12)		(0.10)	(0.08)
From net realized gain	—		(1.77)	(3.23)		(1.52)		(1.52)		(0.88)	(0.45)

Total distributions	—		(1.77)	(3.31)		(1.56)		(1.64)		(0.98)	(0.53)

Net asset value, end of period	$11.13		$11.66	$12.12		$16.41		$12.18		$14.58	$13.08

Total Return(c)
Based on net asset value	(4.55	)%(d)	14.49%	(8.74)%		50.41	%(e)	(6.45	)%(d)	20.73%	4.04%

Ratios to Average Net Assets(f)
Total expenses	1.01	%(g)	1.12%	1.02	%(h)	1.05	%(i)	1.04	%(g)(j)	1.01%	1.01%

Total expenses after fees waived and/or reimbursed	0.96	%(g)	0.95%	0.95	%(h)	1.00	%(i)	0.99	%(g)(j)	0.96%	0.96%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	0.95	%(g)	0.95%	0.95	%(h)	1.00	%(i)	0.99	%(g)(j)	0.96%	0.96%

Net investment income (loss)	(0.34	)%(g)	(0.07)%	(0.20)%		0.15%		0.67	%(g)	0.76%	0.75%

Supplemental Data
Net assets, end of period (000)	$217,421		$66,293	$49,303		$52,716		$38,428		$45,641	$44,879

Portfolio turnover rate		8%	27%	100%		83%		27%		42%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 0.99%, 0.92% and 0.92%, respectively.

(i)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 1.01%, 0.96% and 0.96%, respectively.

(j)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 1.07%, 1.02% and 1.02%, respectively.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund (continued)

	Investor A

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$11.62		$12.11	$16.41		$12.17		$14.55		$13.05	$13.06

Net investment income (loss)(a)		(0.03)	(0.04)	(0.06)		(0.01)		0.03		0.07	0.07
Net realized and unrealized gain (loss)		(0.52)	1.32	(0.97)		5.77		(0.82)		2.38	0.42

Net increase (decrease) from investment operations		(0.55)	1.28	(1.03)		5.76		(0.79)		2.45	0.49

Distributions(b)
From net investment income	—		—	(0.07)		(0.03)		(0.07)		(0.07)	(0.05)
From net realized gain	—		(1.77)	(3.20)		(1.49)		(1.52)		(0.88)	(0.45)

Total distributions	—		(1.77)	(3.27)		(1.52)		(1.59)		(0.95)	(0.50)

Net asset value, end of period	$11.07		$11.62	$12.11		$16.41		$12.17		$14.55	$13.05

Total Return(c)
Based on net asset value	(4.73	)%(d)	14.21%	(9.04)%		50.17	%(e)	(6.61	)%(d)	20.42%	3.78%

Ratios to Average Net Assets(f)
Total expenses	1.25	%(g)	1.34%	1.26	%(h)	1.30	%(i)	1.30	%(g)(j)	1.27%	1.27%

Total expenses after fees waived and/or reimbursed	1.21	%(g)	1.20%	1.21	%(h)	1.25	%(i)	1.25	%(g)(j)	1.22%	1.22%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.20	%(g)	1.20%	1.21	%(h)	1.25	%(i)	1.25	%(g)(j)	1.22%	1.22%

Net investment income (loss)	(0.59	)%(g)	(0.36)%	(0.44)%		(0.10)%		0.43	%(g)	0.50%	0.49%

Supplemental Data
Net assets, end of period (000)	$179,191		$191,316	$209,352		$252,119		$182,892		$211,071	$194,416

Portfolio turnover rate		8%	27%	100%		83%		27%		42%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions. (d) Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 1.23%, 1.18% and 1.18%, respectively.

(i)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 1.26%, 1.21% and 1.21%, respectively.

(j)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 1.33%, 1.28% and 1.28%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund (continued)

	Investor C

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$11.68		$12.25	$16.54		$12.22		$14.50		$12.87	$12.94

Net investment loss(a)		(0.08)	(0.12)	(0.19)		(0.18)		(0.03)		(0.05)	(0.04)
Net realized and unrealized gain (loss)		(0.51)	1.32	(0.97)		5.83		(0.82)		2.40	0.42

Net increase (decrease) from investment operations		(0.59)	1.20	(1.16)		5.65		(0.85)		2.35	0.38

Distributions(b)
From net investment income	—		—	(0.02)		—		—		—	—
From net realized gain	—		(1.77)	(3.11)		(1.33)		(1.43)		(0.72)	(0.45)

Total distributions	—		(1.77)	(3.13)		(1.33)		(1.43)		(0.72)	(0.45)

Net asset value, end of period	$11.09		$11.68	$12.25		$16.54		$12.22		$14.50	$12.87

Total Return(c)
Based on net asset value	(5.05	)%(d)	13.27%	(9.75)%		48.76	%(e)	(6.97	)%(d)	19.54%	2.96%

Ratios to Average Net Assets(f)
Total expenses	2.08	%(g)	2.25%	2.14	%(h)	2.18	%(i)	2.13	%(g)(j)	2.07%	2.03%

Total expenses after fees waived and/or reimbursed	1.96	%(g)	1.95%	2.07	%(h)	2.13	%(i)	2.08	%(g)(j)	2.02%	1.98%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.95	%(g)	1.95%	2.07	%(h)	2.13	%(i)	2.08	%(g)(j)	2.08%	1.98%

Net investment loss	(1.35	)%(g)	(1.12)%	(1.30)%		(1.28)%		(0.42	)%(g)	(0.35)%	(0.27)%

Supplemental Data
Net assets, end of period (000)	$2,041		$1,407	$1,432		$2,022		$6,501		$8,502	$18,464

Portfolio turnover rate		8%	27%	100%		83%		27%		42%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 2.11%, 2.04% and 2.04%, respectively.

(i)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 2.15%, 2.10% and 2.10%, respectively.

(j)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 2.16%, 2.11% and 2.11%, respectively.

See notes to financial statements.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Unconstrained Equity Fund (continued)

	Class R

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$11.80		$12.30	$16.59		$12.28		$14.60		$13.06	$13.08

Net investment income (loss)(a)		(0.05)	(0.06)	(0.13)		(0.08)		0.00	(b)	0.01	0.01
Net realized and unrealized gain (loss)		(0.51)	1.33	(0.99)		5.85		(0.82)		2.40	0.42

Net increase (decrease) from investment operations		(0.56)	1.27	(1.12)		5.77		(0.82)		2.41	0.43

Distributions(c)
From net investment income	—		—	(0.03)		—		—		—	—
From net realized gain	—		(1.77)	(3.14)		(1.46)		(1.50)		(0.87)	(0.45)

Total distributions	—		(1.77)	(3.17)		(1.46)		(1.50)		(0.87)	(0.45)

Net asset value, end of period	$11.24		$11.80	$12.30		$16.59		$12.28		$14.60	$13.06

Total Return(d)
Based on net asset value	(4.75	)%(e)	13.86%	(9.42)%		49.61	%(f)	(6.74	)%(e)	19.94%	3.32%

Ratios to Average Net Assets(g)
Total expenses	1.78	%(h)	1.68%	1.83	%(i)	1.65	%(j)	1.71	%(h)(k)	1.67%	1.65%

Total expenses after fees waived and/or reimbursed	1.46	%(h)	1.45%	1.66	%(i)	1.59	%(j)	1.64	%(h)(k)	1.62%	1.60%

Total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes	1.45	%(h)	1.45%	1.66	%(i)	1.59	%(j)	1.64	%(h)(k)	1.62%	1.60%

Net investment income (loss)	(0.84	)%(h)	(0.60)%	(0.85)%		(0.55)%		0.03	%(h)	0.09%	0.07%

Supplemental Data
Net assets, end of period (000)	$307		$267	$230		$377		$683		$806	$1,100

Portfolio turnover rate		8%	27%	100%		83%		27%		42%	24%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 1.79%, 1.62% and 1.62%, respectively.

(j)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 1.62%, 1.56% and 1.56%, respectively.

(k)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding professional fees for foreign withholding taxes would have been 1.74%, 1.67% and 1.67%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund

	Institutional

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 01/01/20 to 04/30/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$12.64		$13.01	$20.51		$14.31		$16.41		$13.58	$17.15

Net investment income (loss)(a)	0.10		0.12	0.18		0.15		(0.03)		0.15	0.15
Net realized and unrealized gain (loss)		(0.93)	(0.36)	(4.73)		6.16		(2.07)		2.83	(3.00)

Net increase (decrease) from investment operations		(0.83)	(0.24)	(4.55)		6.31		(2.10)		2.98	(2.85)

Distributions(b)
From net investment income		(0.10)	(0.13)	(0.15)		(0.11)		—		(0.15)	(0.12)
From net realized gain	—		—	(2.80)		—		—		—	(0.60)

Total distributions		(0.10)	(0.13)	(2.95)		(0.11)		—		(0.15)	(0.72)

Net asset value, end of period	$11.71		$12.64	$13.01		$20.51		$14.31		$16.41	$13.58

Total Return(c)
Based on net asset value	(6.62	)%(d)	(1.78)%	(25.22)%		44.25%		(12.80	)%(d)	21.97%	(16.73)%

Ratios to Average Net Assets(e)
Total expenses	1.33	%(f)	1.46%	1.03%		0.99%		1.14	%(f)(g)	0.99%	1.06%

Total expenses after fees waived and/or reimbursed	0.86	%(f)	0.86%	0.93%		0.99%		1.14	%(f)(g)	0.99%	1.05%

Net investment income (loss)	1.57	%(f)	0.99%	1.03%		0.81%		(0.56	)%(f)	1.02%	0.94%

Supplemental Data
Net assets, end of period (000)	$35,350		$39,380	$49,410		$87,154		$58,412		$71,202	$68,280

Portfolio turnover rate	29	%(h)	58%	139	%(h)	81	%(h)	13%		55%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.31%.

(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund (continued)

	Investor A

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 01/01/20 to 04/30/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$12.42		$12.79	$20.21		$14.12		$16.20		$13.41	$16.94

Net investment income (loss)(a)	0.08		0.09	0.13		0.10		(0.04)		0.11	0.11
Net realized and unrealized gain (loss)		(0.90)	(0.36)	(4.65)		6.08		(2.04)		2.78	(2.96)

Net increase (decrease) from investment operations		(0.82)	(0.27)	(4.52)		6.18		(2.08)		2.89	(2.85)

Distributions(b)
From net investment income		(0.09)	(0.10)	(0.10)		(0.09)		—		(0.10)	(0.08)
From net realized gain	—		—	(2.80)		—		—		—	(0.60)

Total distributions		(0.09)	(0.10)	(2.90)		(0.09)		—		(0.10)	(0.68)

Net asset value, end of period	$11.51		$12.42	$12.79		$20.21		$14.12		$16.20	$13.41

Total Return(c)
Based on net asset value	(6.66	)%(d)	(2.08)%	(25.40)%		43.86%		(12.84	)%(d)	21.63%	(16.95)%

Ratios to Average Net Assets(e)
Total expenses	1.58	%(f)	1.71%	1.28%		1.23%		1.40	%(f)(g)	1.25%	1.31%

Total expenses after fees waived and/or reimbursed	1.11	%(f)	1.11%	1.18%		1.23%		1.40	%(f)(g)	1.25%	1.30%

Net investment income (loss)	1.33	%(f)	0.73%	0.75%		0.56%		(0.83	)%(f)	0.75%	0.72%

Supplemental Data
Net assets, end of period (000)	$38,250		$44,551	$51,393		$77,884		$59,493		$73,416	$70,891

Portfolio turnover rate	29	%(h)	58%	139	%(h)	81	%(h)	13%		55%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.57%.

(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund (continued)

	Class K

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 01/01/20 to 04/30/20		Year Ended 12/31/19	Period from 01/25/18(a) to 12/31/18

Net asset value, beginning of period	$12.62		$13.00	$20.49		$14.30		$16.40		$13.57	$18.69

Net investment income (loss)(b)	0.11		0.13	0.18		0.14		(0.02)		0.16	0.22
Net realized and unrealized gain (loss)		(0.92)	(0.37)	(4.71)		6.16		(2.08)		2.82	(4.60)

Net increase (decrease) from investment operations		(0.81)	(0.24)	(4.53)		6.30		(2.10)		2.98	(4.38)

Distributions(c)
From net investment income		(0.11)	(0.14)	(0.16)		(0.11)		—		(0.15)	(0.14)
From net realized gain	—		—	(2.80)		—		—		—	(0.60)

Total distributions		(0.11)	(0.14)	(2.96)		(0.11)		—		(0.15)	(0.74)

Net asset value, end of period	$11.70		$12.62	$13.00		$20.49		$14.30		$16.40	$13.57

Total Return(d)
Based on net asset value	(6.54	)%(e)	(1.79)%	(25.14)%		44.18%		(12.80	)%(e)	22.05%	(23.55	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.18	%(g)	1.40%	1.01%		1.01%		1.10	%(g)(h)	0.96%	1.00	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.81	%(g)	0.81%	0.87%		1.01%		1.10	%(g)(h)	0.96%	1.00	%(g)

Net investment income (loss)	1.67	%(g)	1.03%	1.03%		0.80%		(0.42	)%(g)	1.03%	1.52	%(g)

Supplemental Data
Net assets, end of period (000)	$1,002		$1,285	$1,275		$1,488		$809		$699	$446

Portfolio turnover rate	29	%(j)	58%	139	%(j)	81	%(j)	13%		55%	44%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.27% and 1.27%, respectively.

(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.00%.
(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Equity Fund (continued)

	Class R

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23	Year Ended 04/30/22		Year Ended 04/30/21		Period from 01/01/20 to 04/30/20		Year Ended 12/31/19	Year Ended 12/31/18

Net asset value, beginning of period	$8.83		$9.12	$15.31		$10.73		$12.33		$10.20	$13.07

Net investment income (loss)(a)	0.05		0.04	0.05		0.04		(0.05)		0.03	0.04
Net realized and unrealized gain (loss)		(0.64)	(0.25)	(3.37)		4.60		(1.55)		2.12	(2.28)

Net increase (decrease) from investment operations		(0.59)	(0.21)	(3.32)		4.64		(1.60)		2.15	(2.24)

Distributions(b)
From net investment income		(0.09)	(0.08)	(0.07)		(0.06)		—		(0.02)	(0.03)
From net realized gain	—		—	(2.80)		—		—		—	(0.60)

Total distributions		(0.09)	(0.08)	(2.87)		(0.06)		—		(0.02)	(0.63)

Net asset value, end of period	$8.15		$8.83	$9.12		$15.31		$10.73		$12.33	$10.20

Total Return(c)
Based on net asset value	(6.81	)%(d)	(2.23)%	(25.72)%		43.35%		(12.98	)%(d)	21.14%	(17.30)%

Ratios to Average Net Assets(e)
Total expenses	2.06	%(f)	2.27%	1.75%		1.59%		1.77	%(f)(g)	1.73%	1.73%

Total expenses after fees waived and/or reimbursed	1.36	%(f)	1.36%	1.56%		1.59%		1.77	%(f)(g)	1.73%	1.72%

Net investment income (loss)	1.09	%(f)	0.50%	0.38%		0.31%		(1.21	)%(f)	0.27%	0.30%

Supplemental Data
Net assets, end of period (000)	$325		$413	$631		$982		$844		$1,115	$2,062

Portfolio turnover rate	29	%(h)	58%	139	%(h)	81	%(h)	13%		55%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.94%.

(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Emerging Markets Fund, Inc., BlackRock Funds VII, Inc. (each, a “Corporation” or collectively, the “Corporations”) and BlackRock Unconstrained Equity Fund are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Corporations are each organized as a Maryland corporation and BlackRock Unconstrained Equity Fund is organized as a Delaware statutory trust. BlackRock Sustainable Emerging Markets Equity Fund is a series of BlackRock Funds VII, Inc. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock Emerging Markets Fund, Inc.	BlackRock Emerging Markets Fund, Inc.	Emerging Markets	Diversified
BlackRock Unconstrained Equity Fund	BlackRock Unconstrained Equity Fund	Unconstrained Equity	Non-diversified
BlackRock Funds VII, Inc.	BlackRock Sustainable Emerging Markets Equity Fund	Sustainable Emerging Markets Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of Emerging Markets and Sustainable Emerging Markets Equity and the Board of Trustees of Unconstrained Equity are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: Certain Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period and as of the report date. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (unaudited) (continued)

the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2023, certain investments of Emerging Markets and Unconstrained Equity were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Emerging Markets
BofA Securities, Inc.	$529,020	$(529,020)	$—		$—
Citigroup Global Markets, Inc.	414,834	(414,834)	—		—
Credit Suisse Securities (USA) LLC	116,441	(116,441)	—		—
Goldman Sachs & Co. LLC	16,057,507	(16,057,507)	—		—
J.P. Morgan Securities LLC	1,081	(1,081)	—		—
Morgan Stanley	37,772,773	(37,772,773)	—		—
National Financial Services LLC	323,718	(323,718)	—		—
SG Americas Securities LLC	27,453,408	(27,453,408)	—		—

	$82,668,782	$(82,668,782)	$—		$—

Unconstrained Equity
Goldman Sachs & Co. LLC	$10,015,974	$(10,015,974)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (unaudited) (continued)

an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees

Average Daily Net Assets	Emerging Markets	Unconstrained Equity	Sustainable Emerging Markets Equity

First $1 billion	0.81%	0.80%	0.60%
$1 billion — $3 billion	0.76	0.75	0.56
$3 billion — $5 billion	0.73	0.72	0.54
$5 billion — $10 billion	0.70	0.70	0.52
Greater than $10 billion	0.69	0.68	0.51

With respect to Emerging Markets and Sustainable Emerging Markets Equity, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BAMNA”) and with respect to Emerging Markets, Unconstrained Equity and Sustainable Emerging Markets Equity, the Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BAMNA and BIL for services they provide for that portion of each Fund for which BAMNA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Emerging Markets		Unconstrained Equity		Sustainable Emerging Markets Equity

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	N/A	N/A
Class R	N/A	N/A	0.25	0.25	0.25	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total

Emerging Markets	$379,455	$46,935	$—	$426,390
Unconstrained Equity	242,522	10,051	757	253,330
Sustainable Emerging Markets Equity	54,580	—	982	55,562

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended October 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Emerging Markets	$4,095	$5,846	$893	$1,013	$—	$11,847
Unconstrained Equity	212	2,183	—	—	6	2,401
Sustainable Emerging Markets Equity	3,065	1,755	—	12	15	4,847

For the six months ended October 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Emerging Markets	$2,994,930	$393,452	$12,099	$21,330	$—	$3,421,811
Unconstrained Equity	72,436	74,358	1,639	—	543	148,976
Sustainable Emerging Markets Equity	30,479	34,980	—	73	766	66,298

Other Fees: For the six months ended October 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Emerging Markets	$1,673
Unconstrained Equity	2,364
Sustainable Emerging Markets Equity	54

For the six months ended October 31, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C

Emerging Markets	$756	$290
Unconstrained Equity	107	197

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. These contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. With respect to each Fund, the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Emerging Markets	$109,123
Unconstrained Equity	956
Sustainable Emerging Markets Equity	422

With respect to each Fund, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. These contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to these arrangements.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R

Emerging Markets	0.86%	1.11%	1.86%	0.81%	—%
Unconstrained Equity	0.95	1.20	1.95	—	1.45
Sustainable Emerging Markets Equity	0.86	1.11	—	0.81	1.36

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2023, the Manager waived and/or reimbursed amounts as follows, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager

Emerging Markets	$299,598
Unconstrained Equity	15
Sustainable Emerging Markets Equity	153,045

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager—class specific in the Statements of Operations. For the six months ended October 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total

Emerging Markets	$2,062,038	$317,156	$9,739	$20,317	$—	$2,409,250
Unconstrained Equity	33,761	32,602	1,195	—	477	68,035
Sustainable Emerging Markets Equity	20,591	24,065	—	72	668	45,396

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may impose a discretionary liquidity fee of up to 2% of the value withdrawn, if such fee is determined to be in the best interests of the Money Market Series. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended October 31, 2023, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts

Emerging Markets	$34,036
Unconstrained Equity	1,106
Sustainable Emerging Markets Equity	40

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Sustainable Emerging Markets Equity and Unconstrained Equity are currently permitted to borrow and lend under the Interfund Lending Program. Emerging Markets is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (unaudited) (continued)

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended October 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)

Emerging Markets	$—	$634,103	$103,539

7.	PURCHASES AND SALES

For the six months ended October 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

Emerging Markets	$2,045,806,391	$2,084,208,648
Unconstrained Equity	183,537,931	29,130,093
Sustainable Emerging Markets Equity	23,492,476	27,815,917

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards (a)	Qualified Late-Year Ordinary Losses	(b)

Emerging Markets	$(900,478,460)	$—
Unconstrained Equity	(12,445,280)	(442,038)
Sustainable Emerging Markets Equity	(14,550,278)	—

(a)	Amounts available to offset future realized capital gains.
(b)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets	$5,158,390,663	$283,272,779	$(776,544,050)	$(493,271,271)
Unconstrained Equity	381,573,391	50,772,444	(24,384,911)	26,387,533
Sustainable Emerging Markets Equity	77,351,538	10,757,232	(13,580,547)	(2,823,315)

9.	BANK BORROWINGS

Each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2023, the Funds did not borrow under the credit agreement.

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (unaudited) (continued)

practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Emerging Markets
Institutional
Shares sold	30,739,424	$715,377,234	105,480,964	$2,478,471,729
Shares issued in reinvestment of distributions	690,809	16,703,741	2,503,128	55,782,262
Shares redeemed	(33,622,023)	(782,777,446)	(82,484,053)	(1,876,184,192)

	(2,191,790)	$(50,696,471)	25,500,039	$658,069,799

Investor A
Shares sold and automatic conversion of shares	1,225,924	$27,526,590	3,076,768	$68,340,004
Shares issued in reinvestment of distributions	66,280	1,540,358	263,313	5,648,239
Shares redeemed	(1,926,981)	(43,107,330)	(4,561,900)	(99,442,236)

	(634,777)	$(14,040,382)	(1,221,819)	$(25,453,993)

Investor C
Shares sold	12,912	$240,511	82,316	$1,515,541
Shares issued in reinvestment of distributions	1,988	38,284	8,950	159,773
Shares redeemed and automatic conversion of shares	(75,041)	(1,390,284)	(235,285)	(4,297,337)

	(60,141)	$(1,111,489)	(144,019)	$(2,622,023)

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Emerging Markets (continued)
Class K
Shares sold	7,282,527	$168,116,441	22,191,667	$518,013,773
Shares issued in reinvestment of distributions	235,362	5,693,411	630,936	14,068,438
Shares redeemed	(5,381,676)	(128,533,825)	(13,679,312)	(314,576,395)

	2,136,213	$45,276,027	9,143,291	$217,505,816

	(750,495)	$(20,572,315)	33,277,492	$847,499,599

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Unconstrained Equity
Institutional
Shares sold	15,590,624	$186,179,529	2,644,394	$29,126,438
Shares issued in reinvestment of distributions	—	—	622,244	5,780,641
Shares redeemed	(1,735,051)	(20,394,129)	(1,646,749)	(16,789,093)

	13,855,573	$165,785,400	1,619,889	$18,117,986

Investor A
Shares sold and automatic conversion of shares	831,663	$9,843,982	388,964	$4,197,940
Shares issued in reinvestment of distributions	—	—	2,814,066	26,114,333
Shares redeemed	(1,118,524)	(13,153,193)	(4,015,931)	(40,745,900)

	(286,861)	$(3,309,211)	(812,901)	$(10,433,627)

Investor C
Shares sold	104,501	$1,244,591	15,898	$174,516
Shares issued in reinvestment of distributions	—	—	21,738	204,114
Shares redeemed and automatic conversion of shares	(40,945)	(490,770)	(34,138)	(351,766)

	63,556	$753,821	3,498	$26,864

Class R
Shares sold	7,824	$95,003	4,005	$44,573
Shares issued in reinvestment of distributions	—	—	3,454	32,636
Shares redeemed	(3,110)	(37,652)	(3,532)	(41,557)

	4,714	$57,351	3,927	$35,652

	13,636,982	$163,287,361	814,413	$7,746,875

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name / Share Class	Shares	Amounts	Shares	Amounts

Sustainable Emerging Markets Equity
Institutional
Shares sold	64,981	$833,943	145,529	$1,824,043
Shares issued in reinvestment of distributions	21,159	277,810	33,719	399,347
Shares redeemed	(184,723)	(2,344,883)	(860,691)	(10,418,295)

	(98,583)	$(1,233,130)	(681,443)	$(8,194,905)

Investor A
Shares sold	19,745	$247,060	114,681	$1,431,005
Shares issued in reinvestment of distributions	22,331	288,296	29,316	340,567
Shares redeemed	(305,117)	(3,806,709)	(576,082)	(6,911,190)

	(263,041)	$(3,271,353)	(432,085)	$(5,139,618)

Class K
Shares sold	12,770	$161,442	52,555	$654,105
Shares issued in reinvestment of distributions	626	8,209	1,195	14,161
Shares redeemed	(29,547)	(384,517)	(50,028)	(618,291)

	(16,151)	$(214,866)	3,722	$49,975

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended 10/31/23		Year Ended 04/30/23

Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts

Sustainable Emerging Markets Equity (continued)
Class R
Shares sold	1,394	$12,285	9,668	$85,699
Shares issued in reinvestment of distributions	399	3,651	528	4,359
Shares redeemed	(8,631)	(75,935)	(32,582)	(289,998)

	(6,838)	$(59,999)	(22,386)	$(199,940)

	(384,613)	$(4,779,348)	(1,132,192)	$(13,484,488)

As of October 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K

Sustainable Emerging Markets Equity	10,701

12.	FOREIGN WITHHOLDINGS TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Unconstrained Equity Fund is able to pass through to shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock Emerging Markets Fund, Inc. (“Emerging Markets Fund”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Emerging Markets Fund Advisory Agreement”) between Emerging Markets Fund and BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of Emerging Markets Fund also considered the approval to continue the sub-advisory agreement (the “Emerging Markets Fund BAMNA Sub-Advisory Agreement”) between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) and the sub-advisory agreement (the “Emerging Markets Fund BIL Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (“BIL” and, together with BAMNA, the “Sub-Advisors” and, each individually, a “Sub-Advisor”), each with respect to Emerging Markets Fund.

The Board of Directors of BlackRock Funds VII, Inc. (the “Corporation”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Corporation Advisory Agreement”) between the Corporation, on behalf of BlackRock Sustainable Emerging Markets Equity Fund (“Sustainable Emerging Markets Equity Fund”), and the Manager, its investment advisor. The Board of the Corporation also considered the approval to continue the sub-advisory agreement (the “Sustainable Emerging Markets Equity Fund BAMNA Sub-Advisory Agreement”) between the Manager and BAMNA and sub-advisory agreement (the “Sustainable Emerging Markets Equity Fund BIL Sub-Advisory Agreement”) between the Manager and BIL, each with respect to Sustainable Emerging Markets Equity Fund.

The Board of Trustees of BlackRock Unconstrained Equity Fund (“Unconstrained Equity Fund”) met on April 18, 2023 and May 23-24, 2023 to consider the approval to continue the investment advisory agreement (the “Unconstrained Equity Fund Advisory Agreement”) between Unconstrained Equity Fund and Manager, its investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Unconstrained Equity Fund Sub-Advisory Agreement”) between the Manager and BIL with respect to Unconstrained Equity Fund.

Emerging Markets Fund, Sustainable Emerging Markets Equity Fund and Unconstrained Equity Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager, BAMNA and BIL are referred to herein as “BlackRock.” The Emerging Markets Fund Advisory Agreement, the Emerging Markets Fund BAMNA Sub-Advisory Agreement, the Emerging Markets Fund BIL Sub-Advisory Agreement, the Corporation Advisory Agreement, the Sustainable Emerging Markets Equity Fund BAMNA Sub-Advisory Agreement, the Sustainable Emerging Markets Equity Fund BIL Sub-Advisory Agreement, the Unconstrained Equity Fund Advisory Agreement and the Unconstrained Equity Fund Sub-Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity: (a) the Board of Directors of Emerging Markets Fund, the Board of Directors of the Corporation and the Board of Trustees of Unconstrained Equity Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 18, 2023 are referred to as the “April Meeting” and the meetings held on May 23-24, 2023 are referred to as the “May Meeting.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), each Board considers the approval of the continuation of the pertinent Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the pertinent Fund or, with respect to Sustainable Emerging Markets Equity Fund, the Corporation, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). Each Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. Each Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of each Board similarly met throughout the year. Each Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, each Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s or, with respect to Sustainable Emerging Markets Equity Fund, the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, each Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	57

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements   (continued)

(“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, each Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of the portfolio holdings of the pertinent Fund. Each Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to each Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, each Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisors with respect to the applicable Funds facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Fund and its shareholders.

B. The Investment Performance of the Funds and BlackRock

Each Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the respective Morningstar Category (“Morningstar Category”). Each Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements    (continued)

In evaluating performance, the Boards focused particular attention on funds with less favorable performance records. Each Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Each Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board of Trustees of BlackRock Unconstrained Equity Fund noted that for each of the one-, three- and five-year periods reported, Unconstrained Equity Fund ranked in the first quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board noted that effective March 1, 2022, the Fund had undergone a change in its investment strategy and in that connection had changed its name from BlackRock Long-Horizon Equity Fund to BlackRock Unconstrained Equity Fund.

The Board of Directors of Emerging Markets Fund noted that for the one-, three- and five-year periods reported, Emerging Markets Fund ranked in the third, second and first quartiles, respectively, against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable period.

The Board of Directors of the Corporation noted that for each of the one-, three- and five-year periods reported, Sustainable Emerging Markets Equity Fund ranked in the third quartile against its Morningstar Category. The Board noted that BlackRock believes that the Morningstar Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Category during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

Each Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Boards considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. Each Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. Each Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board of Directors of Emerging Markets Fund and the Board of Directors of the Corporation noted, respectively, that each of Sustainable Emerging Markets Equity Fund’s and Emerging Markets Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the pertinent Fund’s Expense Peers.

The Board of Trustees of BlackRock Unconstrained Equity Fund noted that Unconstrained Equity Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile relative to the Fund’s Expense Peers.

The Boards also noted that the pertinent Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Boards additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the pertinent Fund decreases below certain contractually specified levels. The Boards further noted that BlackRock and the Boards have contractually agreed to a cap on the pertinent Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	59

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements    (continued)

D. Economies of Scale

Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, each Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. Each Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. Each Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of Emerging Markets Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Emerging Markets Fund Advisory Agreement between the Manager and Emerging Markets Fund, (ii) the Emerging Markets Fund BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to Emerging Markets Fund and (iii) the Emerging Markets Fund BIL Sub-Advisory Agreement between the Manager and BIL with respect to Emerging Markets Fund, each for a one-year term ending June 30, 2024.

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of the Corporation, including the Independent Board Members, unanimously approved the continuation of (i) the Corporation Advisory Agreement between the Manager and the Corporation, on behalf of Sustainable Emerging Markets Equity Fund, (ii) the Sustainable Emerging Markets Equity Fund BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to Sustainable Emerging Markets Equity Fund and (iii) the Sustainable Emerging Markets Equity Fund BIL Sub-Advisory Agreement between the Manager and BIL with respect to Sustainable Emerging Markets Equity Fund, each for a one-year term ending June 30, 2024.

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board of Unconstrained Equity Fund, including the Independent Board Members, unanimously approved the continuation of (i) the Unconstrained Equity Fund Advisory Agreement between the Manager and Unconstrained Equity Fund and (ii) the Unconstrained Equity Fund Sub-Advisory Agreement between the Manager and BIL with respect to Unconstrained Equity Fund, both for a one-year term ending June 30, 2024.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	61

Additional Information   (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Asset Management North Asia Limited(a)

Hong Kong

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02114

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Emerging Markets and Sustainable Emerging Markets Equity.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLEQ4-10/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Emerging Markets Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Emerging Markets Fund, Inc.

Date: December 21, 2023